                                                                  EXHIBIT-99.B11


                         Report of Independent Auditors


To the Shareholders and Board of Directors
Delaware Pooled Trust, Inc. - The International Fixed Income Portfolio

We have audited the accompanying statement of assets and liabilities of Delaware Pooled Trust, Inc. - The International Fixed Income Portfolio as of October 31, 1996. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Delaware Pooled Trust, Inc. - The International Fixed Income Portfolio at October 31, 1996, in conformity with generally accepted accounting principles.


                                                       /s/ ERNST & YOUNG LLP



Philadelphia, Pennsylvania
December 12, 1996

                                                                 EXHIBIT-99.B11


                         Report of Independent Auditors


To the Shareholders and Board of Directors
Delaware Pooled Trust, Inc. - The Limited-Term Maturity Portfolio


We have audited the accompanying statement of assets and liabilities of Delaware Pooled Trust, Inc. - The Limited-Term Maturity Portfolio as of October 31, 1996. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Delaware Pooled Trust, Inc. - The Limited-Term Maturity Portfolio at October 31, 1996, in conformity with generally accepted accounting principles.


                                                       /s/ ERNST & YOUNG LLP




Philadelphia, Pennsylvania
December 12, 1996

                                                                  EXHIBIT-99.B11


                         Report of Independent Auditors


To the Shareholders and Board of Directors
Delaware Pooled Trust, Inc.

We have audited the accompanying statements of net assets of The Defensive Equity Portfolio, The Aggressive Growth Portfolio, The Real Estate Investment Trust Portfolio, The Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, and The Global Fixed Income Portfolio of Delaware Pooled Trust, Inc. (the "Fund"), as of October 31, 1996, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods presented therein, and the financial highlights for each period from the date of initial public offering of the respective Portfolios through October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Defensive Equity Portfolio, The Aggressive Growth Portfolio, The Real Estate Investment Trust Portfolio, The Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, and The Global Fixed Income Portfolio of Delaware Pooled Trust, Inc. at October 31, 1996, the results of their operations for the period then ended, the changes in their net assets for each of the periods presented therein, and the financial highlights for each period from the date of the initial public offering of the respective Portfolios through October 31, 1996, in conformity with generally accepted accounting principles.


                                                       /s/ ERNST & YOUNG LLP



Philadelphia, Pennsylvania
December 12, 1996

                                                                EX-99.B11


                         Consent of Independent Auditors

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus for The Defensive Equity Portfolio, The Aggressive Growth Portfolio, The International Equity Portfolio, The Global Fixed Income Portfolio, The Fixed Income Portfolio, The Labor Select International Equity Portfolio and The Real Estate Investment Trust Portfolio of Delaware Pooled Trust, Inc., and "Financial Statements" in the Statement of Additional Information for The Defensive Equity Portfolio, The Aggressive Growth Portfolio, The International Equity Portfolio, The Global Fixed Income Portfolio, The Fixed Income Portfolio, The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolio, The Limited-Term Maturity Portfolio, and The International Fixed Income Portfolio of Delaware Pooled Trust, Inc., and to the incorporation by reference in this Post-Effective Amendment No. 13 to the Registration Statement (Form N-1A No. 33-40991) of Delaware Pooled Trust, Inc. of our reports dated December 12, 1996, included in the 1996 Annual Reports to Shareholders of Delaware Pooled Trust, Inc.


                                           /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
January 13, 1997